Exhibit 99.1
THIRD AMENDMENT AND REAFFIRMATION AGREEMENT
THIS THIRD AMENDMENT AND REAFFIRMATION AGREEMENT is dated as of February 15, 2019 (this “Agreement”), by and among GSE SYSTEMS, INC., a Delaware corporation (“Parent”), GSE PERFORMANCE SOLUTIONS, INC., a Delaware corporation (“GSE Performance” and collectively with Parent, the “Borrowers” and each a “Borrower”), GSE TRUE NORTH CONSULTING, LLC, a Delaware limited liability company (“True North”), HYPERSPRING, LLC, a Delaware limited liability company (“Hyperspring”), ABSOLUTE CONSULTING, INC., a Delaware corporation (“Absolute” and together with True North and Hyperspring collectively, the “Existing Guarantors” and each an “Existing Guarantor”), DP ENGINEERING LTD. CO., a Texas limited liability company (“DP Engineering” and together with the Existing Guarantors collectively, the “Guarantors” and each a “Guarantor” and together with the Borrowers collectively, the “Loan Parties” and each a “Loan Party”), and CITIZENS BANK, NATIONAL ASSOCIATION (the “Bank”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below) or the Guaranty (as defined below), as applicable.
WHEREAS, pursuant to the terms of that certain Credit and Security Agreement, dated as of December 29, 2016 (as the same may have been amended, renewed, replaced, or supplemented from time to time prior to the Closing Date (as defined in the Credit Agreement), the “Original Credit Agreement”), by and among Borrowers and Bank, the Bank agreed to provide a revolving line of credit to Borrowers in an amount not to exceed $5,000,000 pursuant to a revolving line of credit note dated as of the Initial Closing Date (as defined in the Credit Agreement) of the Borrowers payable to the order of the Bank (the “RLOC Note”);
WHEREAS, Hyperspring executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Hyperspring Guaranty”) dated as of December 29, 2016 in favor of Bank in connection with Borrower entering into the Original Credit Agreement;
WHEREAS, Absolute executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Absolute Guaranty”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;
WHEREAS, True North executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “True North Guaranty”) dated as of May 11, 2018 in favor of Bank in connection with the Credit Agreement;
WHEREAS, GSE Performance executed and delivered a Pledge Agreement (as the same may have been amended, restated or modified from time to time, the “GSE Performance Pledge Agreement”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;
WHEREAS, Borrowers and Bank entered into that certain Amended and Restated Credit Agreement (as the same may have been amended, restated or modified from time to time,the “Credit Agreement”) dated as of May 11, 2018 to continue the RLOC and to provide for a Term Loan Facility in a principal amount up to $25,000,000;

WHEREAS, Existing Guarantors and Bank entered into that certain Security Agreement (as the same may have been amended, restated or modified from time to time, the “Security Agreement”) dated as of May 11, 2018;
WHEREAS, pursuant to that certain Amendment and Reaffirmation Agreement dated as of May 11, 2018, the Borrowers, the Existing Guarantors and the Bank agreed to amend the terms and conditions of the RLOC Note and the GSE Performance Pledge Agreement;
WHEREAS, pursuant to that certain Second Amendment and Reaffirmation Agreement dated as of  May 25, 2018, the Borrowers, the Existing Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of True North to a Delaware limited liability company;
WHEREAS, GSE Performance will acquire all of the membership interests of DP Engineering pursuant to the terms and conditions set forth in that certain Membership Interest Purchase Agreement by and among GSE Performance, DP Engineering, Steven L. Pellerin, an individual resident in the State of Texas and Christopher A. Davenport, an individual resident in the State of Texas, dated as of February 15, 2019 (the “Acquisition”);
WHEREAS, DP Engineering owns 48% of the membership interests of DP-NXA Consultants, LLC, a Texas limited liability company;
WHEREAS, on the date hereof DP Engineering shall execute and deliver a (a) Guaranty and Suretyship Agreement (the “DP Engineering Guaranty” and together with the True North Guaranty, the Hyperspring Guaranty and Absolute Guaranty collectively, the “Guaranty”) in favor of Bank in connection with the Credit Agreement and (b) Pledge Agreement in favor of Bank in connection with the Credit Agreement; and
WHEREAS, the parties hereto intend that, (a) DP Engineering join the Credit Documents, as a guarantor, (b) the Credit Documents shall be amended subject to the terms and conditions set forth herein, (c) the obligations under the Guaranty and the Security Agreement will continue to be in effect, on the terms set forth therein, and (d) the Guaranty and the Security Agreement will continue to support and otherwise benefit the Obligations (as defined in the Guaranty).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, under seal, as follows:
ARTICLE I
Section 1.01. Amendments to Credit Documents.  The Credit Documents (as defined in the Credit Agreement) are hereby amended as follows:

(a) The definition of “Guarantor” in the Credit Agreement is hereby deleted in its entirety and replaced with the following:
““Guarantor” means (a) Hyperspring, LLC, a Delaware limited liability company, (b) Absolute Consulting, Inc., a Delaware corporation, (c) GSE True North Consulting, LLC, a Delaware limited liability company, (d) DP Engineering Ltd. Co., a Texas limited liability company, and (e) any Person which becomes a Guarantor after the Closing Date.”
(b) Schedule 6.4 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto.
(c) Exhibit A to the GSE Performance Pledge Agreement is hereby deleted and replaced with Exhibit A attached hereto.
ARTICLE II

Joinder; Creation of Security Interest; and Reaffirmation
Section 2.01. Joinder of DP Engineering to Security Agreement.  DP Engineering  hereby acknowledges, agrees and confirms that, by its execution of this Agreement, DP Engineering will be deemed to be a party to the Security Agreement as a debtor and to be bound by the terms of the Security Agreement with the same force and effect as if it had executed the Security Agreement on the Closing Date.  DP Engineering shall have all the rights and obligations of a debtor under the Security Agreement and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement.
Section 2.02. Creation of Security Interest.  DP Engineering hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral (as defined in the Security Agreement), wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.  DP Engineering hereby authorizes Bank to file financing statements with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder.  Such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.
Section 2.03. Reaffirmation and Consent.
(a) The Bank hereby consents to the Acquisition.
(b) Each Existing Guarantor hereby: (i) affirms and confirms its guarantee and other commitments and obligations, under the Guaranty, the Security Agreement and any other Credit Documents executed by such Existing Guarantor and (ii) confirms that each guarantee and other commitments and obligations under the Guaranty, the Security Agreement and any other Credit Documents executed by such Existing Guarantor shall continue to be in full force and effect and shall continue to accrue to the benefit of the Bank notwithstanding the effectiveness of the Credit Agreement.

(c) Each Borrower hereby affirms the execution and delivery to Bank of the Credit Documents, and the Credit Documents are continued in full force and effect and are in all respects hereby affirmed and ratified.
ARTICLE III

Representations and Warranties
Each Loan Party, to the extent applicable, hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:
Section 3.01. Organization.  Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
Section 3.02. Authority; Enforceability.  Each Loan Party has the corporate or limited liability company power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate and other action, to authorize the execution, delivery and performance by it of this Agreement.  Each Loan Party has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with the terms hereof.
Section 3.03. Credit Documents.  The representations and warranties made by each Loan Party and set forth in the Credit Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case any such representation and warranty shall have been true and correct as of such earlier date).
ARTICLE IV

Miscellaneous
Section 4.01. Conditions to Effectiveness of Agreement.  The Bank’s willingness to agree to the amendments set forth in this Agreement is subject to the delivery by the Borrower to the Bank of the items described in summary fashion on Exhibit B attached hereto.
Section 4.02. Notices.  All communications and notices hereunder shall be in writing and given as provided in Section 10.9 of the Credit Agreement or  Section 13 of the Guaranty, as applicable.
Section 4.03. Expenses.  Each Loan Party acknowledges and agrees that the Bank shall be entitled to reimbursement of expenses as provided in Section 10.2 of the Credit Agreement and Section 10 of the Guaranty, as applicable.
Section 4.04. Credit Document.  This Agreement is a “Credit Document” executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

Section 4.05. Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 4.06. No Novation.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Documents, which shall remain in full force and effect except as modified by this Agreement and the Credit Agreement.
Section 4.07. Governing Law; Waiver of Jury Trial.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, WHETHER BY CLAIM OR COUNTERCLAIM.
Section 4.08. Remaining Force and Effect.  Except as specifically amended hereby, the Credit Documents remain in full force and effect in accordance with their original terms and conditions.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal by its respective authorized officers as of the day and year first above written.
BANK:
Witness/Attest: /s/ Benjamin Rogers	CITIZENS BANK, NATIONAL ASSOCIATION By: (SEAL) Edward S. Winslow Senior Vice President
BORROWERS:
Witness/Attest: /s/ Pamela G. Schlachter /s/	GSE SYSTEMS, INC. By: /s/ Emmett Pepe (SEAL) Emmett Pepe Chief Financial Officer
Witness/Attest: /s/ Pamela G. Schlachter	GSE PERFORMANCE SOLUTIONS, INC. By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer
GUARANTORS:
Witness/Attest: /s/ Pamela G. Schlachter	ABSOLUTE CONSULTING, INC. By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer
Witness/Attest: /s/ Pamela G. Schlachter	HYPERSPRING, LLC By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer

Witness/Attest: /s/ Pamela G. Schlachter	GSE TRUE NORTH CONSULTING, LLC By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer

Witness/Attest: /s/ Pamela G. Schlachter	DP ENGINEERING LTD. CO. By: /s/ Emmett Pepe (SEAL) Emmett Pepe Treasurer

EXHIBIT A

ISSUERS

Absolute Consulting, Inc., a Delaware corporation (100%)
GSE True North Consulting, LLC, a Delaware limited liability company (100%)

Hyperspring, LLC, a Delaware limited liability company (100%)

DP Engineering Ltd. Co., a Texas limited liability company (100%)

DP-NXA Consultants, LLC, a Texas limited liability company (48%)

EXHIBIT B

CLOSING CHECKLIST

See attachment.

EXHIBIT C

SCHEDULE 6.4

Investments

Owner	Type of Interest	Issuer	Amount
GSE Systems, Inc.	Shares	GSE Power Systems AB	1,950 shares
GSE Systems, Inc.	Shares	GSE Systems Limited	1,009,999 shares
GSE Systems, Inc.	Ownership Interest	Envision Systems (India) Pvt. Ltd.	0.16%
GSE Systems, Inc.	Ownership Interest	General Simulation Engineering RUS, LLC	50%
GSE Performance Solutions, Inc.	Ownership Interest	Envision Systems (India) Pvt. Ltd.	99.68%
GSE Systems, Inc.	Ownership Interest	GSE Process Solutions, Inc.	100%
GSE Systems, Inc.	Ownership Interest	GSE Services Company L.L.C.	100%
GSE Systems, Inc.	Ownership Interest	GES Engineering Systems (Beijing) Co. Ltd.	100%
GSE Systems, Inc.	Ownership Interest	GSE Performance Solutions, Inc.	100%
GSE Performance Solutions, Inc.	Ownership Interest	Hyperspring, LLC	100%
GSE Performance Solutions, Inc.	Ownership Interest	IntelliQlik, LLC	50%
GSE Performance Solutions, Inc.	Ownership Interest	Absolute Consulting, Inc.	100%
GSE Performance Solutions, Inc.	Ownership Interest	GSE True North Consulting LLC	100%
GSE Performance Solutions, Inc.	Ownership Interest	DP Engineering Ltd. Co.	100%
DP Engineering Ltd. Co.	Ownership Interest	DP-NXA Consultants, LLC	48%